UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            _______________________

                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                            _______________________


                 Date of Report
                 (Date of earliest
                 event reported):   July 28, 2003


                          Alliant Energy Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Wisconsin                    1-9894                    39-1380265
---------------            ----------------          -------------------
(State or other            (Commission File             (IRS Employer
jurisdiction of                Number)               Identification No.)
incorporation)


              4902 North Biltmore Lane, Madison, Wisconsin 53718
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (608) 458-3311
                        -------------------------------
                        (Registrant's telephone number)

Item 7.    Financial Statements and Exhibits.
------     ---------------------------------

           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Exhibits.  The following exhibits are being furnished herewith:
                --------

                (99.1) Alliant Energy Corporation press release dated July 28, 2003.

Item 9.    Regulation FD Disclosure (Information Being Provided Under Item 12).
------     -------------------------------------------------------------------

           On July 28, 2003, Alliant Energy Corporation issued a press release announcing its earnings for the second quarter ended June 30, 2003 and its earnings guidance for 2003. A copy of such press release is furnished as
Exhibit 99.1 and is incorporated by reference herein.



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

                                  SIGNATURES
                                  ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALLIANT ENERGY CORPORATION



Date:  July 28, 2003                  By:  /s/  John E. Kratchmer
                                           -----------------------------------
                                           John E. Kratchmer
                                           Vice President-Controller and Chief
                                           Accounting Officer




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


                          ALLIANT ENERGY CORPORATION

                  Exhibit Index to Current Report on Form 8-K
                              Dated July 28, 2003


Exhibit
Number
------

(99.1)     Alliant Energy Corporation press release dated July 28, 2003.



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